UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant [  ]

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[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to §240.14a-12

SOUTHERN COMMUNITY FINANCIAL CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHERN COMMUNITY FINANCIAL CORP.

Dear Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders of Southern Community Financial Corp. (the “Company”), which will be held on June 29, 2004 at 10:00 a.m. at the Holiday Inn Select Koger South Conference Center, 1021 Koger Center Boulevard off the 10800 block of Midlothian Turnpike, Richmond, Virginia.

At the Annual Meeting, you will be asked to (a) elect three directors for a term of three years each and one director for a two year term; (b) amend the Company’s Incentive Plan; and (c) ratify the appointment of the independent auditor for the Company for 2004.  Enclosed with this letter is a formal notice of the Annual Meeting, a Proxy Statement and a proxy form.

Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting.  Please complete, sign, date and return promptly the form of proxy that is enclosed in this mailing.  If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason prior to the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

The Board of Directors and Management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Thomas W. Winfree

Thomas W. Winfree

President and Chief Executive Officer

Midlothian, Virginia

May 21, 2004

1231 Alverser Drive Midlothian, Virginia 23113 (804) 897-3900

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Southern Community Financial Corp. (the “Company”) will be held at the Holiday Inn Select Koger South Conference Center, 1021 Koger Center Boulevard off the 10800 block of Midlothian Turnpike, Richmond, Virginia on June 29, 2004 at 10:00 a.m. for the following purposes:

1.

To elect three directors for a term of three years each and one director for a two year term;

2.

To amend the Company’s Incentive Plan to increase the number of authorized shares of common stock to 255,000;

3.

To ratify the appointment of BDO Seidman, LLP as the Company’s independent auditor for the year ending December 31, 2004; and

4.

To transact such other business as may properly come before the Annual Meeting.  Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

The Board of Directors has fixed the close of business on May 7, 2004 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Presented by Order of the Board of Directors,

/s/ C. Harril Whitehurst, Jr.

_____________________________

C. Harril Whitehurst, Jr.

Senior Vice President, Chief Financial

Officer, Corporate Secretary

Midlothian, Virginia

May 21, 2004

PROXY STATEMENT OF

SOUTHERN COMMUNITY FINANCIAL CORP.

This Proxy Statement is furnished to holders of shares of the Company’s common stock, par value, $4.00 per share (“Common Stock”), in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Shareholders to be held on June 29, 2004 at the Holiday Inn Select Koger Center South Conference Center, 1021 Koger Center Boulevard off the 10800 block of Midlothian Turnpike, Richmond, Virginia, at 10:00 a.m. and any adjournment thereof (the “Annual Meeting”).

Any shareholder who executes a proxy has the power to revoke it at any time by written notice to the Secretary of the Company, by executing a proxy dated as of a later date, or by voting in person at the Annual Meeting.  It is expected that this Proxy Statement and the enclosed proxy form will be mailed on or about May 21, 2004 to all shareholders entitled to vote at the Annual Meeting.

This Proxy Statement is being furnished by the Company as a result of its acquisition on April 30, 2004 of all of the outstanding stock of Southern Community Bank & Trust (the “Bank”).  On April 30, 2004, each share of the Bank’s common stock was exchanged for shares of Common Stock and the Bank became a wholly-owned subsidiary of the Company.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  The Company does not intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.  The Company may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of Common Stock.

On May 7, 2004, the record date for determining those shareholders entitled to notice of and to vote at the Annual Meeting, there were 1,712,194 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting.  A majority of the shares of Common Stock entitled to vote, represented in person or by proxy, constitutes a quorum for the transaction of business at the Annual Meeting.

A shareholder may abstain or (only with respect to the election of directors) withhold his or her vote (collectively “Abstentions”) with respect to each item submitted for shareholder approval.  Abstentions will be counted for purposes of determining the existence of a quorum.  Abstentions will not be counted as voting in favor of the relevant item.

A broker who holds shares in “street name” has the authority to vote on certain items when it has not received instructions from the beneficial owner.  Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner.  Where brokers do not have such discretion, the inability to vote is referred to as a “broker non-vote.”  Under the circumstances where the broker is not permitted to exercise its discretion, assuming proper disclosure to the Company of such inability to vote, broker non-votes will not be counted as voting in favor of or against the particular matter.

The Board of Directors is not aware of any matters other than those described in this Proxy Statement that may be presented for action at the Annual Meeting.  However, if other matters do properly come before the Annual Meeting, the persons named in the enclosed proxy card possess discretionary authority to vote in accordance with their best judgment with respect to such other matters.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors consists of ten directors.  Three members of the Board of Directors have been nominated for election as directors at the 2004 Annual Meeting for a three-year term ending in 2007.  One director has been nominated for a two year term ending in 2006.  Six other directors are serving terms that end in either 2005 or 2006, as indicated below.

The election of each nominee for director requires the affirmative vote of the holders of a plurality of the shares of Common Stock cast in the election of directors.  If the proxy is executed in such manner as not to withhold authority for the election of any or all of the nominees for directors, then the persons named in the proxy will vote the shares represented by the proxy for the election of the three nominees named below.  If the proxy indicates that the shareholder wishes to withhold a vote from one or more nominees for director, such instructions will be followed by the persons named in the proxy.

Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.  The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.  If, at the time of the Annual Meeting, any nominee is unable or unwilling to serve as a director, votes will be cast, pursuant to the enclosed proxy, for such substitute nominee as may be nominated by the Board of Directors.  There are no current arrangements between any nominee and any other person pursuant to which a nominee was selected.  No family relationships exist among any of the directors or between any of the directors and executive officers of the Company.

The following biographical information discloses each nominee’s age, business experience in the past five years and the year each individual was first elected to the Board of Directors of the Company or its predecessor, the Bank.

Nominees for Election as Directors

For Three Year Terms Expiring in 2007 (Class A)

Craig D. Bell, 46, has been a director since 1998.  Mr. Bell is Chairman of the Board of Directors of the Company.  He is a partner with the law firm of McGuire Woods LLP, where he is a member of the Business Tax Department and is the head of the State and Local Tax and Tax Litigation Groups.  Mr. Bell is also President of the Community Tax

Law Project, a non-profit provider of pro bono tax assistance to low income families, a Fellow of the American College of Tax Council, and former Chair of the Virginia State Bar Section of Taxation.

George R. Whittemore, 54, has been a director since 1998.  Mr. Whittemore is President and a member of the Board of Directors of Humphrey Hospitality Trust, Inc., a publicly-traded real estate investment trust that owns limited service hotels.  Mr. Whittemore served as a Director and Senior Vice President/Senior Administrative Officer of Anderson & Strudwick, Inc. from November 1996 until November 2001.  Mr. Whittemore also served as a Director and President/Managing Officer of Pioneer Federal Savings Bank and its parent Pioneer Financial Corporation from September 1982 until these institutions were acquired in a merger with Signet Banking Corporation in August 1994.

Thomas W. Winfree, age 59, has been a director since 2001.  Mr. Winfree is the Chief Executive Officer and President of the Company.  He also has been and Chief Executive Officer of the Bank since April 1, 2001 and President of the Bank since September 17, 2001.  He currently serves as President of the Chesterfield Chamber of Commerce.  He was President and Chief Executive Officer of Community Financial Corporation from November 1995 to February 2000.  Community Financial Corporation is the parent of Community Bank of Staunton, Virginia.  From 1984 to 1995, Mr. Winfree was President and Chief Executive Officer of Jefferson Savings and Loan Association in Warrenton, Virginia.

Nominee for Election as Director

For a Two Year Term Expiring in 2006 (Class C)

Michael L. Toalson, age 52, has been a Director since April 2004.  Mr. Toalson is Executive Vice President of the HomeBuilders Association of Virginia.  Under his leadership, HBAV was named one of the top five lobbying organizations for 2000 and 2001 in a Virginia Business magazine poll of state legislators.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE NOMINEES SET FORTH ABOVE.

Incumbent Directors

Whose Terms Expire in 2005 (Class B)

R. T. Avery, III, 54, has been a director since 1998.  Mr. Avery is President and co-founder of Chesterfield Construction Services, Inc., which trades as Emerald Homes.  This company specializes in the “starter-home” sector of the residential construction market.

William B. Chandler, 54, has been a director since 1998.  Mr. Chandler is a co-owner in four corporations: Manchester Industries, Inc., Manchester Recycling, Inc., Carded Graphics, Inc., and Plastex Fabricators, Inc.  He currently is responsible for engineering, construction, safety and production of Manchester Industries and serves as its Vice President.  Mr. Chandler is President of Plastex Fabricators located in Charlotte, North Carolina.

Kent E. Engelke, 40, has been a director since 1998.  Mr. Engelke is Director and Senior Vice President of Anderson & Strudwick, a Richmond-based New York Stock Exchange Member Firm.  Mr. Engelke’s responsibilities are concentrated in research, capital market strategy, and sales.  He heads the firm’s fixed income department.

R. Calvert Esleeck, Jr., 59, has been a director since 1998.  Mr. Esleeck is a practicing certified public accountant.  He is President of the Midlothian area firm of Murray & Esleeck, P.C.  He is licensed in Virginia and is a member of the American Institute of CPAs and the Virginia Society of CPAs.

Incumbent Directors

Whose Terms Expire in 2006 (Class C)

Donald J. Balzer, Jr., 48, has been a director since 1998.  Mr. Balzer is a Licensed Professional Engineer and President of Balzer & Associates, Inc., an architectural, engineering, surveying and landscape architectural firm.  Mr. Balzer is on the Board of Directors of Richmond Homebuilders Association.

Dean Patrick, 43, has been a director since 1998.  Mr. Patrick has been President of Patrick Construction for the past twenty-three years and a developer for ten years.

Executive Officers Who Are Not Directors

Jack M. Robeson, 55, has served as Senior Vice President/Lending of the Bank since August 2001.  Mr. Robeson served as Senior Vice President for Bank of Essex from January 1996 to August 2001.  Mr. Robeson has over 28 years of banking industry experience.

C. Harril Whitehurst, Jr., 53, has served as Senior Vice President and Chief Financial Officer of the Bank since September 2003. Mr. Whitehurst served as a Director for RSM McGladrey from July 2000 to September 2003.  Mr. Whitehurst has over 28 years experience in providing audit, accounting and business advice to financial institutions.

Raymond E. Sanders, 50, has served as Senior Vice President and Chief Operating Officer of the Bank since June 1999.  Mr. Sanders previously served as President of Seasons Mortgage Group from October 1993 until the company was sold in May 2001.  He has over 27 years of experience in retail and mortgage banking.

L. Anthony Bottoms, III, 53, has served as Senior Vice President of the Bank since July 2003.  Mr. Bottoms has been President of Community First Mortgage Corporation, a wholly-owned subsidiary of the Bank since November 1997.  Mr. Bottoms has over 27 years retail banking and mortgage lending experience.

SECURITY OWNERSHIP

Security Ownership of Management

The following table sets forth, as of March 1, 2004 unless otherwise noted, certain information with respect to beneficial ownership of shares of Common Stock by each of the members of the Board of Directors, by the executive officer named in the “Summary Compensation Table” below and by all directors and executive officers as a group.  Beneficial ownership includes shares, if any, held in the name of the spouse, minor children or other relatives of a director living in such person’s home, as well as shares, if any, held in the name of another person under an arrangement whereby the director or executive officer can vest title in himself at once or at some future time.

Name

Amount and Nature of

Percent of

Beneficial Ownership

Class (%)

Directors:

R. T. Avery, III (1)

68,300

  3.99%

Donald J. Balzer, Jr. (2)

55,100

  3.22%

Craig D. Bell (3)

61,150

  3.57%

William B. Chandler (4)

26,600

  1.55%

Kent E. Engelke (5)

62,310

  3.64%

R. Calvert Esleeck, Jr. (6)

22,700

  1.33%

Dean Patrick (7)

52,490

  3.07%

Michael L. Toalson

(8)

     870

    .05%

George R. Whittemore (9)

24,700

  1.44%

Thomas W. Winfree (10)

69,897

  4.08%

Certain Beneficial Owners:

   John S. Clark (11)

166,500

   9.72%

   1633 Broadway, 30th Floor

   New York, NY  10019

Directors and executive officers

as a group (15 persons)

457,147

26.70%

__________________

(1)

Amount disclosed includes 5,300 shares of Common Stock in Mr. Avery’s IRA accounts; 500 shares Common Stock owned by Mr. Avery’s son; 28,000 shares Common Stock and 20,900 Common Stock Purchase Warrants owned by Mr. Avery’s spouse; 8,500 Incentive Plan options, 2,500 Organizational Investor Warrants and 2,600 Common Stock Purchase Warrants owned by Mr. Avery.

(2)

Amount disclosed includes 1,500 shares of  Common Stock in Mr. Balzer’s IRA account; 21,400 shares of Common Stock, 2,500 Organizational Investor Warrants and 15,100 Common Stock Purchase Warrants owned by Mr. Balzer; 3,700 shares of Common Stock owned by DJB Family Ltd. Partnership; 200 shares of  Common Stock owned by Mr.

Balzer’s spouse; 2,200 shares of Common Stock owned by Mr. Balzer’s children; 8,500 Incentive Plan Options owned by Mr. Balzer.

(3)

Amount disclosed includes 22,450 shares of  Common Stock owned by Mr. Bell; 8,200 shares of  Common Stock in Mr. Bell’s IRA account; 1,000 shares owned by Mr. Bell’s father; 100 shares owned jointly with Mr. Bell’s brother; 2,500 Organizational Investor Warrants and 12,400 shares of Common Stock Purchase Warrants owned by Mr. Bell; 14,500 Incentive Plan options owned by Mr. Bell.

(4)

Amount disclosed includes 10,600 shares of  Common Stock, 2,500 Organizational Investor Warrants, 5,000 Common Stock Purchase Warrants and 8,500 Incentive Plan Options owned by Mr. Chandler.

(5)

Amount disclosed includes 9,550 shares of Common Stock, 20,135 Common Stock Purchase Warrants, 14,500 Incentive Plan Options and 5,000 Organizational Investor Warrants owned by Mr. Engelke; 9,300 shares of Common Stock and 3,500 Common Stock Purchase Warrants in Mr. Engelke’s 401(k) account; 325 shares of Common Stock in Mr. Engelke’s IRA account.

(6)

Amount disclosed includes 2,500 Organizational Investor Warrants, 2,900 shares of Common Stock and 8,500 Incentive Plan Options owned by Mr. Esleeck; 573 shares of Common Stock and 573 Common Stock Purchase Warrants in Mr. Esleeck’s IRA accounts; 2,761 shares of Common Stock and 2,761 Common Stock Purchase Warrants in Mr. Esleeck’s spouse’s IRA accounts; 1,366 shares of Common Stock and 766 Common Stock Purchase Warrants owned by Mr. Esleeck’s children.

(7)

Amount disclosed includes 4,890 shares of Common Stock, 2,500 Organizational Warrants and 18,300 Common Stock Purchase Warrants owned by Mr. Patrick; 6,000 shares of Common Stock and 6,000 Common Stock Purchase Warrants in Mr. Patrick’s IRA account; 300 shares of Common Stock owned by Mr. Patrick’s children; 14,500 Incentive Plan Options owned by Mr. Patrick.

(8)

The information with respect to Mr. Toalson’s beneficial ownership of shares of Common Stock is as of April 15, 2004.

(9)

Amount disclosed includes 7,300 shares of Common Stock, 2,500 Organizational Investor Warrants, 4,300 Common Stock Purchase Warrants and 8,500 Incentive Plan Options owned by Mr. Whittemore; 2,100 shares of Common Stock in Mr. Whittemore’s IRA accounts.

(10)

Amount disclosed includes 24,536 shares of Common Stock and 23,361 Common Stock Purchase Warrants and 22,000 Incentive Plan Options owned by Mr. Winfree.

(11)

The information with respect to Mr. Clark has been obtained from the Schedule 13D filed with the Federal Deposit Insurance Corporation on May 29, 2003 by John Sheldon Clark. Mr. Clark beneficially owned 166,500 shares of Common Stock. Mr. Clark has sole voting and dispositive power with respect to 134,500 shares of Common Stock which includes 12,000 shares of Common Stock held by trusts for which he serves as sole trustee. Mr. Clark has shared voting and dispositive power with respect to 32,000 shares of Common Stock deemed beneficially owned by his spouse.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers, and any persons who own more than 10% of the outstanding shares of Common Stock, to file reports of ownership and changes in ownership of Common Stock.  Officers and directors are required by regulations to furnish the Company with copies of all Section 16(a) reports that they file.  Based solely on review of the copies of such reports furnished to the Bank or written representation that no other reports were required, the Company believes that, during fiscal year 2003 when this requirement was on the Bank, all filing requirements applicable to the Bank’s officers and directors were complied with.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

General

The business and affairs of the Company are managed under the direction of the Board of Directors in accordance with the Virginia Stock Corporation Act and the Company’s Articles of Incorporation and Bylaws.  Members of the Board are kept informed of the Company’s business through discussions with the President and Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees.

Independence of the Directors

The Board of Directors has determined that the following 8 individuals of its 10 current members are independent as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”): Raymond E. Avery, III, Donald J. Balzer, Craig D. Bell, William B. Chandler, R. Calvert Esleeck, Jr., Dean Patrick, Michael L. Toalson and George R. Whittemore.  In reaching this conclusion, the Board of Directors considered that the Company and its subsidiaries conduct business with companies of which certain members of the Board of Directors or members of their immediate families are or were directors or officers.

Code of Ethics

The Company has a Code of Ethics for directors, officers and all employees of the Company and its subsidiaries, and a Code of Ethics applicable to the Company’s chief executive officer, chief financial officer and other principal financial officers.  The Code addresses such topics as protection and proper use of Company assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting and conflicts of interest.  A copy of the Code will be provided, without charge, to any shareholder upon written request to the Secretary of the Company, whose address is 1231 Alverser Drive, Midlothian, Virginia 23113.

Board and Committee Meeting Attendance

There were 16 meetings of the Bank’s Board of Directors in 2003.  Each incumbent director attended greater than 75% of the aggregate number of meetings of the Board of Directors and meetings of committees of which the director was a member in 2003.

Audit Committee

The Company’s Audit Committee assists the Board of Directors in fulfilling its oversight responsibility to the shareholders relating to the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements and the qualifications, independence and the performance of the internal audit function.  The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company.  The Board of Directors has adopted a written charter for the Audit Committee.  The Audit Committee Charter is set forth in Appendix A to this Proxy Statement.

The members of the Audit Committee are Messrs. Avery, Chandler and Esleeck, all of whom the Board in its business judgment has determined are independent as defined by NASDAQ’s listing standards.  The Board of Directors also has determined that all of the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee and that Mr. Esleeck qualifies as an audit committee financial expert as defined by SEC regulations.

The Audit Committee met seven times in 2003.  For additional information regarding the Audit Committee, see “Audit Information – Audit Committee Report” on page 22 of this Proxy Statement.

Director Nomination Process

The Company currently does not have a standing nominating committee.  The independent members of the Board perform the functions of a nominating committee.  The Board does not believe it needs a separate nominating committee because the independent directors (as that term is defined in the NASDAQ listing standards) have the time and resources to perform the function of recommending nominees to the Board.  The Board has adopted a resolution that provides that it will not nominate any person who has not been recommended for nomination by a majority of the independent directors.

Shareholders entitled to vote for the election of directors may recommend candidates for the independent directors to consider as long as the recommendation is made on or before the last date on which a shareholder may nominate an individual for election to the Board of Directors under the Company's Bylaws.  See “Proposals for 2005 Annual Meeting of Shareholders.”

In the consideration of director nominees, including any nominee that a shareholder may submit, the Board considers, at a minimum, the following factors for new directors, or the continued service of existing directors:

•

The ability of the prospective nominee to represent the interests of the shareholders of the Company;

•

The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•

The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board of Directors; and

•

The prospective nominee’s involvement within the communities the Company serves.

Director Compensation

The members of the Board of Directors did not receive fees or other cash for serving on the Board or attending Board or Committee meetings during the calendar year 2003.  Board members who are also officers do not receive any additional compensation above their regular salary for Board service or attending committee meetings.  As of April 27, 2004, all but one Director of the Company also serves on the Board of Community First Mortgage Corporation, a wholly-owned subsidiary of the Bank, and receive $100 per meeting for attending such meetings.

On April 18, 2003, the Board of Directors granted stock options to the members of the Board in recognition of their service to the Bank.  Messrs. Bell, Avery, Balzer, Chandler, Engelke, Esleeck, Patrick, Vickhouse and Whittemore each received an option to purchase 1,000 shares of Common Stock at $7.68 per share.  These options are immediately exercisable.  All options granted to Directors have a ten-year term.  All options were issued under the 2000 Incentive Plan, which was approved by the Bank’s shareholders in April 2000.

Annual Meeting Attendance

The Company encourages members of the Board of Directors to attend the annual meeting of shareholders.  All but one of the directors attended the 2003 annual meeting.

Communications with Directors

Any director may be contacted by writing to him c/o Southern Community Financial Corp., 1231 Alverser Drive, Midlothian, Virginia 23113.  Communications to the non-management directors as a group may be sent to the same address, c/o the Secretary of the Company.  The Company promptly forwards all such correspondence to the indicated directors.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table presents information concerning the compensation of the named executive officer for services rendered in all capacities to the Company’s predecessor.

Summary Compensation Table

	Annual Compensation				Long Term Compensation
Name	Year	Salary ($)	Bonus ($)	Other Annual	Securities Under-
				Compensation ($)	lying Options (#)

Thomas W. Winfree	2003	128,000	--	*	5,000
President and	2002	126,000	--	*	5,000
Chief Executive Officer	2001	90,000	--	*	12,000

* All benefits that might be considered of a personal nature did not exceed the lesser of $50,000 or 10% of total annual salary and bonus for the officer named in the table.

Stock Options

The following table sets forth certain information concerning grants of stock options pursuant to the Company’s Incentive Plan to the named executive officer during 2003.

Option Grants in 2003

Name	Number of Securities	% of Total Options	Exercise Price	Expiration
	Underlying Options	Granted to	Per Share	Date
	Granted (#)(1)	Employees in 2003(2)
Thomas W. Winfree	5,000	22%	$7.68	8/19/12

(1)

Stock options were granted at or above the fair market value of the shares of Common Stock at the date of award.

(2)

Options to purchase 23,000 shares of Common Stock were granted to employees during the year ended December 31, 2003.

The following table sets forth certain information concerning the exercise of stock options by the named executive officer in 2003 and the amount and value of stock options held by the named executive officer at December 31, 2003.

Aggregate Option Exercises in 2003 and 2003 Year-End Option Values

	Number of Unexercised		Value of Unexercised In-The-
	Options at Year End (#)		Money Options at Year End ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

Thomas W. Winfree	1,000	21,000	$3,900	$84,500

(1) The value of in-the-money options at fiscal year end was calculated by determining the difference between the closing price of a share of Common Stock as reported on the NASDAQ SmallCap Market on December 31, 2003 and the exercise price of the options.

Equity Compensation Plan Information

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (1)

Equity Compensation Plans Approved by Shareholders:
2000 Incentive Plan (2) Organizational Investors Warrant Plan Shareholder Loan Referral Warrant Plan	160,900 137,500 3,600	$8.40 10.00 7.92	14,100 -- --

Equity Compensation Plans Not Approved by Shareholders(3)	--	--	--

Total	302,000	$ 9.12	14,100

(1)

Amounts exclude any securities to be issued upon exercise of outstanding options, warrants and rights.

(2)

The 2000 Incentive Plan permits grants of stock options and awards of the Common Stock and/or restricted stock, phantom stock or stock appreciation rights. To date, only options have been granted under the Incentive Plan.

(3)

The Company does not have any equity compensation plans that have not been approved by shareholders.

2000 Incentive Plan Information

The following table sets forth information relating to all grants of stock options under the 2000 Incentive Plan to (i) each of the named executive officers, (ii) all current executive officers as a group, (iii) all current directors who are not executive officers as a group and (iv) all employees, including all current officers who are not executive officers, as a group.

	Number of Securities Underlying Options Granted (1)	Weighted Average Exercise or Base Price ($/Share)	Value of Unexercised In-the-Money Options at December 31, 2003 ($) (2)
Thomas W. Winfree	22,000	$8.38	$ 88,400
Executive Group	26,000	8.63	98,000
Non-Executive Director Group	100,500	8.43	399,330
Non-Executive Officer Employee Group	12,400	8.31	50,721

_____________________

(1) Stock options were granted at or above the fair market value of the shares of Common Stock on the date of award.

(2) The value of in-the-money options was calculated by determining the difference between the closing price of a share of Common Stock as reported on the NASDAQ SmallCap Market on December 31, 2003 and the exercise price of the options.

Employment Agreement

The Bank entered into an employment agreement with President and CEO Thomas W. Winfree effective April 1, 2001 for an annual base salary of $120,000 and an initial term of three years.  The agreement provides for one-year extensions, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a review of Mr. Winfree’s performance by the Board of Directors of the Bank.  Mr. Winfree’s salary may be increased, but not decreased, at the sole discretion of the Bank’s Board of Directors (or an authorized committee thereof).  The agreement further provides for termination upon his death, for cause or in certain events specified by FDIC regulations.

Under the terms of the employment agreement, if Mr. Winfree’s employment with the Bank is terminated for any reason following a “change in control” (as defined in the agreement), other than for cause, then the Bank will pay Mr. Winfree (in addition to all other payments and benefits to which he is entitled under any other contract) an amount equal to 299% of his salary and bonus received during the 12 months ending with the termination of his employment.  Accordingly, if Mr. Winfree was terminated as of December 31, 2003, he would have been entitled to receive approximately $384,000 pursuant to this provision.

Transactions with Management

Until December 31, 2002 the Bank leased the building in which its executive and administrative offices are located from RDZ, LLC.  R. Daniel Zieg, a manager of RDZ, LLC, is the brother of Dawn Z. Bradley, a former Executive Officer of the Bank.  Payments by the Bank to RDZ, LLC, under this lease in 2002 were $146,000.  The Bank purchased the building on December 31, 2002 for $1,713,000.

Some of the directors and officers of the Company are customers of the Company, and the Company has had banking transactions in the ordinary course of its business with directors, officers, and their associates, on substantially the same terms, including interest rates, collateral and repayment terms on loans, as those prevailing at the same time for comparable transactions with others.  All outstanding loans to such officers and directors and their associates are current as to principal and interest.  None of such outstanding loans are classified as non-accrual, past due, restructured or potential problems.  As of December 31, 2003, all loans to directors, executive officers and their affiliates totaled approximately $8,042,000, or approximately 59% of stockholders’ equity at such date.

There are no legal proceedings to which any director, officer or associate is a party that would be material and adverse to the Company.

PROPOSAL TWO

APPROVAL OF AMENDMENT TO

INCENTIVE PLAN

Introduction

The Board of Directors has approved, and recommends that the Company’s shareholders approve, an amendment to the 2000 Incentive Plan (the “Incentive Plan”) that will increase the number of authorized shares from 175,000 to 255,000 shares of Common Stock.

General

The Incentive Plan permits the award of shares of Common Stock, Restricted Stock, Phantom Stock, Incentive Stock Options (“ISOs”), Non-Qualified Stock Options (“NQSOs”) and Stock Appreciation Rights (“SARs”) to directors and eligible officers and key employees upon such liens as the Board of Directors may determine, consistent with the terms of the Incentive Plan previously approved by the Bank’s shareholders on April 25, 2000.

The Incentive Plan initially authorized the issuance of up to 175,000 shares of Common Stock to assist the Company in recruiting and retaining key management personnel.  Of the 175,000 authorized shares under the Incentive Plan, 14,100 are available for grant only as Reload Options (as defined below).

No determination has been made as to which of the persons eligible to participate in the Incentive Plan will receive awards under the Incentive Plan in the future and, therefore, the future benefits to be allocated to any individual or to various groups of participants are not presently determinable.

Administrative

The Incentive Plan is administered by the Board of Directors.  The Board of Directors has the sole discretion, subject to certain limitations, to interpret the Incentive Plan; to select Incentive Plan participants; to determine the type, size, terms and conditions of awards under the Incentive Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Incentive Plan.  All determinations of the Board of Directors are conclusive.  All expenses of administering the Incentive Plan will be borne by the Company.

Eligibility

Any director, officer or employee of the Company who, in the judgment of the Board of Directors, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a subsidiary is eligible to participate in the Incentive Plan.  Directors who are not also employees are not eligible to receive ISOs.

Individual Agreements

The Board of Directors had broad authority to fix the terms and conditions of the individual agreements with participants.  All awards granted under the Incentive Plan are intended to comply with the applicable requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which exempts grants and awards under qualifying employee benefit plans from certain “short-swing” profit recovery provisions of the Exchange Act.

Shares Available

Subject to the original provisions of the Incentive Plan providing for proportional adjustments in the event of various changes in the capitalization of the Company, no more than 175,000 shares of authorized but un-issued Common Stock may be issued pursuant to the Incentive Plan.  Of the 175,000 shares authorized under the Incentive Plan, 14,100 shares can be issued only as Reload Options.  A Reload Option is a new option granted at current fair market value to purchase the number of shares of Common Stock that an optionee delivers to the Company as payment for the exercise of an outstanding Option.  Since the effect of a grant of a Reload Option is to replace the number of shares of Common Stock used to pay the exercise price of an outstanding Option, the authorization of shares of Common Stock for grants of Reload Options will not result in any additional dilution of the percentage interests of stockholders.  Any shares of Common Stock subject to an ISO, NQSO or SAR that are not issued prior to the expiration of such awards, or any Restricted Stock award that is forfeited, will again be available for award under the Incentive Plan.

Incentive Stock Options and Non-Qualified Stock Options (“Options”)

The Board of Directors may authorize the grant of either ISOs, as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or NQSOs, which are subject to certain terms and conditions including the following: (1) the option price per share will be determined by the Board of Directors but for ISOs will not, in any event, be less than 100 percent of the fair market value of Common Stock on the date that the Option is granted; (2) the term of the Option will be fixed by the Board of Directors, but the maximum period in which an ISO may be exercised shall not, in any event, exceed ten years from the date that the ISO is granted; (3) Options will not be transferable other than by will or the laws of descent and distribution; (4) the purchase price of Common Stock issued upon exercise of an Option will be paid in full to the Company at the time of the exercise of the Option in cash, or at the discretion of the Board of Directors, by surrender to the Company of previously acquired shares of Common Stock, which will be valued at the fair market value of such shares on the date preceding the date that the Option is exercised; (5) an Option may expire upon termination of employment or within a specified period of time after termination of employment as provided by the Board of Directors; (6) the aggregate fair market value (determined on the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year shall not exceed $100,000; and (7) the Board of Directors may elect to cash out all or part of the portion of any Option to be exercisable by a participant by payment in cash or Common Stock of an amount determined in accordance with the Incentive Plan.

Stock Appreciation Rights

The Board of Directors may grant an SAR with or without a related Option.  In the case of an SAR issued in connection with a related Option, the SAR can be exercised at such times, to such extent, and by such persons as the Option to which it relates.  Otherwise, the maximum period in which an SAR may be exercised shall be determined by the Board of Directors.  Each SAR (other than limited SARs) will entitle the participant to receive, with respect to each share of Common Stock encompassed by the exercise of the SAR, the lesser of (a) the excess of the fair market value of a share of Common Stock at the time of exercise over the fair market value of a share of Common Stock on the date of grant of the SAR; and (b) the fair market value of a share of Common Stock on the date of grant.  At the discretion of the Board of Directors, all or part of the payment in respect of an SAR may be in ca sh in lieu of Common Stock.  An SAR that is related to an Option may be exercised only to the extent that the related Option is exercisable and when the fair market value of a share of Common Stock exceeds the option price of the related Option.

Common Stock and Restricted Stock

The Board of Directors may authorize the award of Common Stock and/or Restricted Stock to a participant.  In the case of Restricted Stock, the Board of Directors may prescribe that the participant’s rights in the Restricted Stock shall be forfeited or otherwise restricted for a period of time set by the Board of Directors and/or until certain financial performance objectives are satisfied as determined by the Board of Directors in its sole discretion.  During the period of restriction, a participant will be entitled to beneficial ownership of the Restricted Stock, including the right to receive dividends, warrants and rights and the right to vote the shares, but will not be entitled to certificates representing the Restricted Stock or to sell, transfer, assign, pledge or otherwise dispose of the shares.  Subject to any restrictions that may be imposed by applicable securities or other laws or regulations, the Board of Directors may award Common Stock to a participant that is not forfeitable and is free of all other restrictions.

Phantom Stock

The Board of Directors may award shares of Phantom Stock to a participant by means of a bookkeeping entry on behalf of such participant by which his or her account is credited (but not funded) as though shares of Common Stock has been transferred to such account.  The Board of Directors may specify the number of shares of Common Stock covered by such awards and may prescribe the terms and conditions under which a participant’s right to receive payment for Phantom Stock shall become vested.

A participant to whom shares of Phantom Stock have been awarded shall generally have none of the rights of a shareholder with respect to such shares.  A participant’s Phantom Stock account may be credited, however, with cash or stock dividends declared with respect to shares of Common Stock represented by shares of Phantom Stock.  Payment to a participant for shares of Phantom Stock credited to his or her account may be made in cash, shares of Common Stock or a combination of both.  Any Phantom Stock awarded under the Incentive Plan is nontransferable except by will or the laws of descent and distribution.

Change of Control

At the discretion of the Board of Directors, in the event of a Change in Control, any outstanding Option, SAR or Phantom Stock may become fully exercisable and vested to the full extent of the original grant and any restrictions applicable to Restricted Stock outstanding on the date of a Change in Control shall lapse, such that the Restricted Stock becomes free of all restrictions and fully vested, nonforfeited and transferable to the full extent of the original grant.  The Board of Directors may also provide that under such circumstances a participant may elect to receive, in exchange for shares that were Restricted Stock, a cash payment equal to the fair market value of the shares surrendered.  Under the Incentive Plan, a “Change of Control” shall be deemed to have taken place if (i) a third person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the beneficial owner of shares of Common Stock having 20% or more of the total number of votes that may be cast for the election of directors of the Company; or (ii) as the result of, or in connection with, any cash or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a “Transaction”), the persons who were directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company.

Amendment or Termination

The Board of Directors may amend or terminate the Incentive Plan.  No amendment, however, may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options and Common Stock or Restricted Stock awards; (ii) materially increases the benefits to participants under the Incentive Plan; or (iii) materially changes the requirements as to eligibility for participation in the Incentive Plan.  No amendment shall, without a participant’s consent, adversely affect any rights of such participant under any Option, SAR, Restricted Stock or Phantom Stock award outstanding at the time that such amendment is made.  No amendment shall be made if it would disqualify the Incentive Plan from the exemption provided by Rule 16b-3 under the Exchange Act.

Duration of Plan

No option, SAR, Common Stock, Restricted Stock or Phantom Stock award may be granted under the Incentive Plan after March 31, 2010.  Options, SARs, Restricted Stock and Phantom Stock awards granted on or before March 31, 2010 shall remain valid in accordance with their terms.

Tax Status

Under current federal income tax laws, the principal federal income tax consequences to participants and to the Company of the grant and exercise of ISOs, NQSOs and SARs, or the award of Common Stock and Phantom Stock, or the award of Restricted Stock and the lapse of restrictions thereon, pursuant to the provisions of the Incentive Plan, are summarized below.  The Incentive Plan is not qualified under Section 401 (a) of the Internal Revenue Code.

Incentive Stock Options

No income results to a participant upon the grant or exercise of an ISO, provided that (i) the participant does not dispose of the stock received upon exercise of the Option (the “Option Stock”) within two years after the grant of the Option or one year after the receipt of the Option Stock by the participant (a “disqualifying disposition”); and (ii) the participant is an employee of the Company or a subsidiary at all times during the period commencing on the date of grant and ending on the date three months (or 12 months in the case of a participant who is totally and permanently disabled) prior to the date of exercise.  In the event of a disposition of Option Stock following the expiration of two years after the grant of the Option or one year after the transfer of such stock to the participant, any gain or loss, equal to the difference between the amount realized upon such disposition and the option price, generally will be taxable as capital gain or loss.  In the event of a disqualifying disposition of Option Stock prior to the expiration of the two or one year holding periods, the participant will recognize ordinary income equal to the excess of the fair market value of the Option Stock at the time of exercise (or the amount realized upon such disposition, if less) over the option price.  In the event that an Option fails to qualify as an ISO or loses its status as an ISO, it will be treated as an NQSO.

No deduction is allowable to the Company upon the grant or exercise of an ISO.  In the event that a participant recognizes ordinary income as a result of a disqualifying disposition of the Option Stock, the Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant.

Non-Qualified Stock Options

No income is recognized upon the grant of a NQSO to a participant assuming that the Option does not have a readily ascertainable fair market value at the time of the grant.  The participant recognizes ordinary income upon exercise of the NQSO, which is subject to withholding by the Company, equal to the excess of the fair market value of the Option Stock on the date of exercise over the option price.  When a participant exercises an NQSO, his tax basis in the shares received will generally be equal to the cash paid upon exercise plus the amount taxable as ordinary income to the participant.  The Company is allowed a deduction at the time and in an amount equal to the ordinary income recognized by the participant.

Stock Appreciation Rights

A participant is not subject to tax upon the grant of an SAR.  Instead, a participant realizes ordinary income upon exercise of an SAR, which is subject to withholding by the Company, in an amount equal to the cash and the fair market value of the Common Stock received.

The Company does not receive a compensation deduction when the SAR is granted but is entitled to a deduction at the time that the participant recognizes ordinary income upon the exercise of the SAR.

Common Stock and Restricted Stock

The participant recognizes ordinary income, which is subject to withholding by the Company, upon the receipt of an award of Common Stock equal to the fair market value of the Common Stock.  A participant generally will not recognize taxable income upon the award of Restricted Stock.  The recognition of income will be postponed until the time that the restrictions on the shares lapse, at which time the participant will recognize ordinary income, equal to the fair market value of the Restricted Stock at that time.  A participant may, however, elect to be taxed at the time of the award of Restricted Stock and, if this election is made, the participant will recognize ordinary income equal to the fair market value of such stock at the time of the award determined without regard to any of the restrictions thereon.

The Company generally will be entitled to a deduction equal to the ordinary income recognized by the participant in the same taxable year in which the participant recognizes ordinary income with respect to an award of Common Stock or Restricted Stock.

Phantom Stock

A participant will generally not recognize taxable income upon the award of Phantom Stock.  The participant, however, will recognize ordinary income, which is subject to withholding by the Company, upon the payment in cash and/or Common Stock for the Phantom Stock.  The amount included in the participant’s income will equal the amount of cash and the fair market value of the Common Stock received.

The Company generally will be entitled to a deduction equal to the ordinary income recognized by the participant in the same taxable year in which the participant recognizes ordinary income with respect to the Phantom Stock.

In addition to the limitations described above on the Company’s right to a corresponding business expense deduction, Section 162(m) of the Internal Revenue Code generally imposes, subject to certain exceptions, a $1,000,000 limitation on the amount of annual compensation deduction allowable to a publicly held company in respect to its chief executive officer and its other four most highly paid executive officers.  The Company can make no assurances that future compensation deductions will not be limited by the provisions of Section 162(m).

Vote Required

The amendments to the Incentive Plan must be approved by the affirmative vote of a majority of the votes cast at the meeting on the proposal.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE

STOCKHOLDERS APPROVE THE AMENDMENT TO INCREASE THE

NUMBER OF AUTHORIZED SHARES TO 255,000 SHARES OF

COMMON STOCK UNDER THE INCENTIVE PLAN

AUDIT INFORMATION

The Audit Committee operates under a written charter that the Board of Directors has adopted.  The Audit Committee Charter is set forth in Appendix A to this Proxy Statement.  The Board of Directors has determined that Mr. Esleeck qualifies as an audit committee financial expert as defined by SEC regulations.

Fees of Independent Public Accountants

Audit Fees

The aggregate fees billed by BDO Seidman, LLP for professional services rendered for the audit of the Bank’s annual financial statements for the fiscal year ended December 31, 2003 and 2002, and for the review of the financial statements included in the Bank’s Quarterly Reports on Form 10-QSB, and services that are normally provided in connection with statutory and regulatory filings and engagements, for those fiscal years were $42,000 for 2003 and $67,000 for 2002.

Audit Related Fees

The aggregate fees billed by BDO Seidman, LLP for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Bank’s financial statements and not reported under the heading “Audit Fees” above for the fiscal years ended December 31, 2003 were $1,000.  During 2003, these services included the review of information related to the acquisition of Community First Mortgage Corporation.  There were no such fees for the fiscal year ended December 31, 2002.

Tax Fees

There were no fees billed by BDO Seidman, LLP for professional services for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2003 and December 31, 2002.

All Other Fees

There were no fees billed by BDO Seidman, LLP for any other services rendered to the Bank for the fiscal years ended December 31, 2003 and December 31, 2002.

Audit Committee Report of the Bank

Management is responsible for the Bank’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards.  The independent auditor is responsible for performing an independent audit of the Bank’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon.  The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements.  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, and Statement on Auditing Standards No. 99.   In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Bank and its management.  Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to the Bank is compatible with maintaining the auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Bank’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Federal Deposit Insurance Corporation.  By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or presentation of the information contained in the audited financial statements.

Audit Committee

R. Calvert Esleeck, Jr., Chairman

Raymond T. Avery, III

William C. Chandler

Midlothian, Virginia

April 27, 2004

Pre-Approved Services

All audit related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by BDO Seidman, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.  The Audit Committee’s Charter provides for pre-approval of audit, audit-related and tax services.  The Charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed, subject to shareholder approval, the firm of BDO Seidman, LLP as independent public accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004.  BDO Seidman, LLP audited the financial statements of the Bank for the year ended December 31, 2003.  A majority of the votes cast at the meeting by holders of the Common Stock is required for the ratification of the appointment of the independent public accountants.

Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE

SHAREHOLDERS VOTE FOR THE APPOINTMENT OF

BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004.

PROPOSALS FOR 2005

ANNUAL MEETING OF SHAREHOLDERS

Under the Regulations of the Securities and Exchange Commission, any shareholder desiring to make a proposal to be acted upon at the 2005 annual meeting of shareholders must cause such proposal to be received, in proper form, at the Bank’s corporate office at 1231 Alverser Drive, Midlothian, Virginia, 23113, no later than February 20, 2005 in order for the proposal to be considered for inclusion in the Bank’s Proxy Statement for that meeting.  The Bank presently anticipates holding the 2005 Annual Meeting of Shareholders on Tuesday, May 24, 2005.

The Company’s Bylaws also prescribe the procedure a shareholder must follow to nominate directors or to bring other business before shareholders’ meetings outside of the proxy statement process.  For a shareholder to nominate a candidate for director at or to bring other business before the 2005 annual meeting of shareholders, notice must be received by the Secretary of the Company not less than 60 days and not more than 90 days prior to the date of the 2005 annual meeting.  The notice must include a description of the proposed business, the reasons therefore, and other specified matters.  Any shareholder may obtain a copy of the Company’s Bylaws, without charge, upon written request to the Secretary of the Company.  Based upon an anticipated date of May 24, 2005 for the 2005 annual meeting of shareholders, the Company must receive any notice of nomination or other business no later than March 25, 2005 and no earlier than February 23, 2005.

OTHER MATTERS

THE COMPANY’S 2003 ANNUAL REPORT, WHICH INCLUDES FINANCIAL STATEMENTS OF THE BANK, IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT.  A COPY OF THE BANK’S ANNUAL REPORT ON FORM 10-KSB FOR 2003 FILED WITH THE FEDERAL DEPOSIT INSURANCE CORPORATION, EXCLUDING EXHIBITS, MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO C. HARRIL WHITEHURST, JR., SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, WHOSE ADDRESS IS P.O. BOX 330, MIDLOTHIAN, VIRGINIA, 23113-0330.

APPENDIX A

SOUTHERN COMMUNITY FINANCIAL CORP.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee (the “Committee”) shall assist the Board of Directors in its oversight of (1) the integrity of the Company’s financial statements and its financial reporting and disclosure practices, (2) the appointment, compensation, and oversight of the independent accountants of the Company, (3) the soundness of the Company’s systems of internal controls regarding finance and accounting compliance, (4) the independence and performance of the Company’s internal audit staff, and (5) compliance with applicable legal, ethical, and regulatory requirements.  In doing so, it is the responsibility of the Committee to provide an open avenue of communication between the Committee, the Board of Directors, Management, the internal auditor, the compliance officer and the independent accountants.  The Committee may adopt such policies and procedures as it may deem necessary or appropriate to carry out its responsibilities under this charter.

Membership

The Committee shall consist of at least three Directors.  The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc. (the “NASDAQ”) and the U. S. Securities and Exchange Commission (the “SEC”).  In particular, each Committee member shall be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement.  In addition, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in that member’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board of Directors shall appoint members annually, with one of the members appointed by the Committee as Committee Chair.  It is the responsibility of the Chairman to schedule and preside at all meetings of the Committee and to ensure the Committee has a written agenda for its meetings.

Meetings and Reports

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate.  The Committee is to meet in separate executive sessions with Management, its independent accountants, its internal auditor, and the compliance officer at least once each year and at other times when considered appropriate to fulfill its responsibilities.

The Committee shall maintain minutes of its meetings and report regularly to the Board of Directors any material issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent accountant or the performance of

APPENDIX A

the internal audit function.  In addition, the Committee shall annually report to the Board of Directors its conclusions with respect to the performance and independence of the Company’s independent accountant.

Authority

In discharging its oversight role, the Committee is empowered to investigate any matters within the Committee’s scope of responsibilities.  The Committee shall have unrestricted access to members of Management and relevant information.  The Committee may retain independent counsel, accountants or other advisors as it determines necessary to carry out its duties.  The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing an audit report and other services, and to any advisors employed by the Committee, and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Responsibilities and Duties

The Committee shall review and assess annually the Committee’s formal charter and recommend to the Board of Directors any needed revisions thereto.  In performing its oversight responsibilities, the Committee shall:

Independent Accountants

1.

Be directly responsible for the appointment, compensation, and oversight of the work of the independent accountants, for the purpose of preparing or issuing an audit report or related work, and the independent accountants shall report directly to the Committee.

2.

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent accountants, subject to the de minimus exceptions for permissible non-audit services that are subsequently approved by the Committee.  (The Committee may delegate to one or more designated members of the Committee the authority to grant such pre-approvals.)

3.

Receive a formal written report and other periodic information from the independent accountants regarding the independence of the independent accountants, discuss such information with the independent accountants, and take appropriate actions to satisfy itself of the independent accountants’ independence.

4.

Review the scope and approach of the annual audit with the independent accountants.

5.

Instruct the independent accountants to communicate directly to the Committee any serious difficulties or disputes with Management.  The independent accountants are responsible to the Committee and, ultimately, to the Board of Directors.

6.

Obtain and review at least annually a report by the independent accountant describing the independent accountant’s internal quality-control procedures, and any material issues raised by the most recent internal quality-control review or peer review of the independent accountant.

Financial Statement and Disclosure Matters

7.

Ensure that the independent accountants review the Company’s quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q.

APPENDIX A

8.

Advise Management, based upon its review and discussion, whether anything has come to the Committee’s attention that causes it to believe that the audited financial statements included in the Company’s Annual Report on Form 10-K contain an untrue statement of material fact or omit the statement of a necessary material fact.

9.

Provide a report for inclusion in the Company’s proxy statement or other SEC filings required by applicable laws and regulations and stating among other things whether the Committee has:

•

Reviewed and discussed the audited financial statements with Management.

•

Discussed with the independent accountants the matters required to be discussed by Auditing Standards No. 61 (Communication with Audit Committees).

•

Received disclosures from the independent accountants regarding their independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the accountants their independence.

•

Recommend to the Board of Directors that the audited financial statements be included in the Form 10-K.

10.

Review with the independent accountants at the completion of the annual audit:

•

The Company’s annual financial statements and related footnotes.

•

The independent accountants’ audit of the financial statements in their report.

•

Any significant changes required in the independent accountants’ audit plan.

•

Any disputes with Management or other problems or difficulties encountered during the audit.

•

Other matters related to conduct that should be communicated to the Committee under generally accepted auditing standards.

11.

Review and discuss with Management and the independent accountants:

•

Significant accounting principles, financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

•

All critical accounting practices and practices to be used.

•

All alternative treatments of financial information within generally accepted accounting principles that have been discussed with Management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants.

•

Other material written communications between the independent accountants and Management, such as any management letter or schedule of unadjusted differences.

12.

Resolve, as it deems appropriate, all disagreements between Management and the independent accountant.

13.

Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving Management or other employees who have a significant role in the Company’s internal controls.

14.

Discuss with Management and the independent accountant the types of information to be disclosed and the type of presentation to be made in earnings press releases.

APPENDIX A

15.

Review with Management any comment letters received by Management from the NASDAQ or the SEC concerning any filings by the Company.

Internal Audit and Compliance

16.

Evaluate the internal audit and compliance role, activities, organizational structure, and the annual internal audit and compliance plans with the appropriate focus on risk assessment and risk management.

17.

Consider and review with Management:

•

Significant findings and Management’s response, including the timetable for implementation to correct weaknesses.

•

Any difficulties encountered in the course of internal audits and compliance reviews such as restrictions on the scope of work or access to information.

•

Any changes required in the planned scope of audits and compliance reviews.

•

The evaluation of the audit and compliance staff.

Internal Controls and Risk Assessment

18.

Review and evaluate the effectiveness of the Company’s process for assessing significant risks or exposures and the steps Management has taken to monitor and control such risks to the Company.

19.

Assess the effectiveness of or weaknesses in the Company’s internal controls, including the status and adequacy of information systems and security.

20.

Review any related significant findings and recommendations of the independent accountants, the internal auditor and the compliance officer together with Management’s responses, including the timetable for implementation of recommendations to correct weaknesses in the internal controls.

21.

Discuss with Management, the internal auditor, the compliance officer and the Company’s independent accountants the status and adequacy of management information systems including the significant risks and major controls over such risks.

Compliance with Laws and Regulations

22.

Ascertain whether the Company has an effective process for determining risks and exposure from asserted and unasserted litigation and claims from noncompliance with laws and regulations.

23.

Review with the Company’s counsel and others, as necessary, any legal, tax, or regulatory matters that may have a material impact on the Company’s operations and the financial statements.

Code of Ethical Conduct

24.

Review and monitor, as appropriate, with the independent accountants the administration of and compliance with the Foreign Corrupt Practices Act.

25.

Periodically review the Company’s Code of Conduct to ensure Management has established a system to enforce the Code.

26.

Establish and maintain procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing

APPENDIX A

matters, and the confidential, anonymous submission by the employees of the Company of concerns regarding questionable accounting or auditing practices.

Annual Review

27.

Conduct an annual performance evaluation of the Committee, including, without limitation, an evaluation of the fulfillment of its responsibilities under this charter and applicable laws and regulations.

The Committee relies on the expertise and knowledge of Management, the internal auditor, the compliance officer, and the independent accountants in carrying out its oversight responsibilities.  Management of the Company is responsible for determining the Company’s financial statements are complete, accurate, and in accordance with generally accepted accounting principles.  The independent accountants are responsible for auditing the Company’s financial statements.  It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to ensure compliance with laws and regulations of the Company’s internal policies, procedures and controls.

Approved by the Board of Directors of Southern Community Financial Corp. on April 27, 2004.

REVOCABLE PROXY

SOUTHERN COMMUNITY FINANCIAL CORP.

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE
ANNUAL MEETING OF SHAREHOLDERS JUNE 29, 2004 Proxy Solicited on Behalf of the Board of Directors		1. To elect as directors the four persons listed as nominees below	For	With-hold	For All Except
			☐	☐	☐

The undersigned hereby appoints Raymond T. Avery, III and William B. Chandler, jointly and severally, proxies, with full power to act alone, and with full power of substitution, to represent the undersigned and to vote, as designated hereon and upon any other matters that may properly be brought before such meeting, all shares of Common Stock that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Southern Community Financial Corp. (the “Company”), to be held on Tuesday, June 29, 2004 at 10:00 a.m. at the Holiday Inn Select Koger South Conference Center, 1021 Koger Center Boulevard, off of the 10800 block of Midlothian Turnpike, Richmond, Virginia, or any adjournments thereof, for the following purposes:

For terms expiring in 2007 (Class A)
Craig D. Bell George R. Whitmore Thomas W. Winfree
For terms expiring in 2006 (Class C)
Michael L. Toalson
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the spaces provided.

		2. To amend the Company’s Incentive Plan to increase the number of authorized shares from 175,000 to 255,000 shares of Common Stock.	For	Against	Abstain
			☐	☐	☐

		3. To ratify the appointment of the firm of BDO Seidman, LLP as independent auditors for the Company for the fiscal year ending December 31, 2004.	For	Against	Abstain
			☐	☐	☐
Please be sure to sign and date this Proxy in the box below.	Date	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting, or any adjournment thereof.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.
Shareholder sign above—Co-holder (if any) sign above

é		Detach above card, sign, date and mail in postage paid envelope provided.			é

SOUTHERN COMMUNITY FINANCIAL CORP.

If signed as Attorney, Administrator, Executor, Guardian or Trustee, please add your title as such. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

[COPY OF INCENTIVE PLAN, AS AMENDED -- NOT PROVIDED TO SHAREHOLDERS]

SOUTHERN COMMUNITY FINANCIAL CORP.

INCENTIVE PLAN

Article I

DEFINITIONS

1.01

Affiliate means any "subsidiary" or "parent corporation" (within the meaning of Section 424 of the Code) of the Company.

1.02

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Grant or an Award issued to such Participant.

1.03

Award means an award of Common Stock, Restricted Stock and/or Phantom Stock.

1.04

Board means the Board of Directors of the Company.

1.05

Change of Control means and shall be deemed to have taken place if: (i) a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, who after the effective date of the Plan becomes the beneficial owner of shares of the Company having 20 percent or more of the total number of votes that may be cast for the election of Directors of the Company; or, (ii) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of the Company or any successor to the Company.

1.06

Change of Control Date is the date on which an event described in (i) or (ii) of Section 1.05 occurs.

1.07

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08

Common Stock means the Common Stock of the Company.

1.09

Company means Southern Community Financial Corp.

1.10

Fair Market Value means, on any given date, the average of the bid and asked prices at closing of a share of Common Stock on the Market on such day or, if the Common Stock was not traded on such day, then on the next preceding day that the Common Stock was traded, all as reported by such source as the Board may select, or if the Common Stock does not trade on the Nasdaq Stock Market, the value that the Board, in its good faith business judgment, shall designate.

1.11

Grant means the grant of an Option and/or an SAR.

1.12

Incentive Stock Option means an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code.

1.13

Initial Value means, with respect to an SAR, the Fair Market value of one share of Common Stock on the date of grant, as set forth in the Agreement.

1.14

Non-Qualified Stock Option means an option other than an Incentive Stock Option.

1.15

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.16

Option Price means the price per share for Common Stock purchased on the exercise of an Option as provided in Article VI.

1.17

Participant means an employee of the Company or of a Subsidiary, including an employee who is a member of the Board, who satisfies the requirements of Article IV and is selected by the Board to receive a Grant or an Award.

1.18

Phantom Stock means a bookkeeping entry on behalf of a Participant by which his account is credited (but not funded) as though Common Stock had been transferred to such account.

1.19

Plan means the Southern Community Financial Corp. Incentive Plan.

1.20

Restricted Stock means shares of Common Stock awarded to a Participant under Article IX.  Shares of Common Stock shall cease to be Restricted Stock when, in accordance with the terms of the applicable Agreement, they become transferable and free of substantial risks of forfeiture.

1.21

Rule 16b-3 means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time.

1.22

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the lesser of (a) the excess of the Fair Market Value at the time of exercise over the Initial Value of the SAR or (b) the Initial Value of the SAR.

1.23

Securities Broker means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 8.05 hereof.

1.24

Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations in the chain (other than

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the last corporation) owns stock possessing at least 50 percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Article II

PURPOSES

The Plan is intended to assist the Company in recruiting and retaining key employees with ability and initiative by enabling employees who contribute significantly to the Company or an Affiliate to participate in its future success and to associate their interests with those of the Company and its shareholders.  The Plan is intended to permit the award of Common Stock, Restricted Stock, and Phantom Stock, and the issuance of Options qualifying as Incentive Stock Options or Non-Qualified Stock Options as designated by the Board at time of grant, and SARs.  No Option that is intended to be an Incentive Stock Option, however, shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code but shall be treated as a Non-Qualified Stock Option.

Article III

ADMINISTRATION

The Plan shall be administered by the Board.  The Board shall have authority to issue Grants and Awards upon such terms (not inconsistent with the provisions of this Plan) as the Board may consider appropriate.  The terms of such Grants and Awards may include conditions (in addition to those contained in this Plan) on (i) the exercisability of all or any part of an Option or SAR and (ii) the transferability or forfeitability of Restricted Stock or Phantom Stock.  In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan.

Any decision made, or action taken, by the Board or in connection with the administration of this Plan shall be final and conclusive.  All expenses of administering this Plan shall be borne by the Company.

Article IV

ELIGIBILITY

4.01

General.  Any employee of the Company or of any Subsidiary (including any corporation that becomes a Subsidiary after the adoption of this Plan) who, in the judgment of the Board, has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or a Subsidiary may receive one or more Awards or Grants, or any combination or type thereof.  Directors of the Company who are employees are eligible to participate in this Plan.

4.02

Grants and Awards.  The Board will designate individuals to whom Grants and/or Awards are to be issued and will specify the number of shares of Common Stock subject to each

3

such Grant or Award.  An Option may be granted with or without a related SAR.  An SAR may be granted with or without a related Option.  All Grants or Awards issued under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Board may adopt.  No Participant may be granted Options that are Incentive Stock Options, or related SARs (under all Incentive Stock Option Plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate Fair Market Value (determined as of the date an Option is granted) exceeding $100,000.

4.03

Reload Options.  The Board shall have the authority to specify at the time of Grant that an optionee shall be granted the right to a further Non-Qualified Stock Option (a "Reload option") in the event such optionee exercises all or a part of an Option, including a Reload Option (an "Original option") , by surrendering in accordance with Section 8.02 hereof already owned shares of Common Stock in full or partial payment of the Option Price under such original Option.  Each Reload option shall be granted on the date of exercise of the Original option, shall cover a number of shares of Common Stock not exceeding the whole number of shares of Common Stock surrendered in payment of the Option Price under such Original Option, shall have an Option Price equal to the Fair Market Value on the date of Grant of such Reload Option, shall expire on the stated expiration date of the Original option and shall be subject to such other terms and conditions as the Board may determine.

4.04

Designation of Option as an Incentive Stock Option or  a Non-Qualified Stock Option.  The Board will designate at the time an Option is granted whether the Option is to be treated as an Incentive Stock Option or a Non-Qualified Stock Option.  In the absence, however, of any such designation, such Option shall be treated as a Non-Qualified Stock Option.

Article V

STOCK SUBJECT TO PLAN

The maximum number of shares of Common Stock available for Grants and Awards under the Plan shall be 255,000, of which 14,100 shall be available only as Reload Options.  Such maximum number of shares of Common Stock is subject to adjustment as provided in Article XI.  Shares of Common Stock subject to Grants and Awards under the Plan may be authorized but previously unissued shares of Common Stock or previously issued shares of Common Stock reacquired by the Company.  The grant of a Reload option under the Plan, by restoring an option opportunity on the number of shares of Common Stock surrendered to exercise an Original Option, will encourage a Participant to maximize his ownership interest in the Company without reducing the percentage interests of shareholders.

If any shares of Restricted Stock are forfeited for which the Participant did not receive any benefits of ownership (other than voting rights), or if any Option or any SAR terminates without being exercised, or if any SAR is exercised for cash, shares of Common Stock subject to such Grants or Awards shall be available for distribution in connection with Grants or Awards under the Plan.

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Article VI

OPTION PRICE

The price per share for Common Stock purchased on the exercise of an Option shall be fixed by the Board on the date of grant; provided, however, that in the case of an Option that is an Incentive Stock Option, the price per share shall not be less than the Fair Market Value on such date.

Article VII

EXERCISE OF OPTIONS

7.01

Maximum Option or SAR Period.  The period in which an option or SAR may be exercised shall be determined by the Board on the date of grant; provided, however that an Incentive Stock Option or related SAR shall not be exercisable after the expiration of 10 years from the date the Incentive Stock Option was granted.

7.02

Nontransferability

Any Option or SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution.  In the event of any such transfer, the Option and any related SAR must be transferred to the same person or persons, trust or estate.  During the lifetime of the Participant to whom an Incentive Stock Option or related SAR is granted, the Option or SAR may be exercised only by the Participant.  No right or interest of a Participant in any Option or SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.03

Employee Status.  For purposes of determining the applicability of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Grant provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

Article VIII

METHOD OF EXERCISE

8.01

Exercise.  Subject to the provisions of Articles VII and XII, an Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine; provided, however, that a SAR that is related to an Option may be exercised only to the extent that the related option is exercisable and when the Fair Market Value exceeds the Option Price of the related Option.  An Option or SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the option or SAR could be exercised.  Such partial exercise of an Option or SAR shall not affect the right to exercise the Option or SAR from time to time in accordance with this Plan with respect to remaining shares subject to the Option or related SAR.  The exercise of an Option shall result in the termination of the SAR to the extent of the number of shares with respect to which the Option is exercised.

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8.02

Payment.  Unless otherwise provided by the Agreement, payment of the Option Price shall be made in cash.  If the Agreement provides, payment of all or part of the option Price may be made by withholding shares of Common Stock upon exercise of an Option or by surrendering already owned shares of Common Stock to the Company, provided the shares withheld or surrendered have a Fair Market Value (determined as of the day preceding the date of exercise) that is not less than such price or part thereof.  In addition, the Board may establish such payment or other terms as it may deem to be appropriate and consistent with these purposes.

8.03

Determination of Payment of Cash and/or Common Stock Upon Exercise of SAR.  At the Board's discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock.  No fractional shares shall be delivered upon the exercise of an SAR but a cash payment will be made in lieu thereof.

8.04

Shareholder Rights.  No participant shall have any rights as a shareholder with respect to shares subject to his Option or SAR until the date he exercises such Option or SAR.

8.05

Cashless Exercise.  To the extent permitted under the applicable laws and regulations, at the request of the Participant and with the consent of the Board, the Company agrees to cooperate in a "cashless exercise" of the Option.  The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to exercise all or part of the Option, including instructions to sell a sufficient number of shares of Common Stock to cover the costs and expenses associated therewith.

Article IX

COMMON STOCK AND RESTRICTED STOCK

9.01

Award.  In accordance with the provisions of Article IV, the Board will designate employees to whom an award of Common Stock and/or Restricted Stock is to be made and will specify the number of shares of Common Stock covered by such award or awards.

9.02

Vesting.  In the case of Restricted Stock, on the date of the award, the Board may prescribe that the Participant's rights in the Restricted Stock shall be forfeitable or otherwise restricted for a period of time set forth in the Agreement and/or until certain financial performance objectives are satisfied as determined by the Board in its sole discretion.  Subject to the provisions of Article XII hereof, the Board may award Common Stock to a Participant which is not forfeitable and is free of any restrictions or transferability.

9.03

Shareholder Rights.  Prior to their forfeiture in accordance with the terms of the Agreement and while the shares are Restricted Stock, a Participant will have all rights of a shareholder with respect to Restricted Stock, including the right to receive dividends and vote the shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock.

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Article X

PHANTOM STOCK

10.01

Award.  Pursuant to this Plan or a separate plan or an agreement establishing additional terms and conditions, the Board may designate employees to whom awards of Phantom Stock may be made and will specify the number of shares of Common Stock covered by the award.

10.02

Vesting.  The Board may prescribe such terms and conditions under which a Participant's right to receive payment for Phantom Stock shall become vested.

10.03

Shareholder Rights.  A Participant for whom Phantom Stock has been credited generally shall have none of the rights of a shareholder with respect to such Phantom Stock.  However, a plan or agreement for the use of Phantom Stock may provide for the crediting of a Participant's Phantom Stock account with cash or stock dividends declared with respect to Common Stock represented by such Phantom Stock.

10.04

Payment.  Payment to a Participant for Phantom Stock credited to his account shall be made in cash, Common Stock or a combination of both unless otherwise provided in any plan or agreement.

Article XI

ADJUSTMENT UPON CHANGE IN COMMON STOCK

Should the Company effect one or more (x) stock dividends, stock split-ups, subdivisions or consolidations of shares or other similar changes in capitalization; (y) spin-offs, spin-outs, split-ups, split-offs, or other such distribution of assets to shareholders; or (z) direct or indirect assumptions and/or conversions of outstanding Options due to an acquisition of the Company, then the maximum number of shares as to which Grants and Awards may be issued under this Plan shall be proportionately adjusted and their terms shall be adjusted as the Board shall determine to be equitably required, provided that the number of shares subject to any Grant or Award shall always be a whole number.  Any determination made under this Article XI by the Board shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to any Grant or Award.

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Article XII

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Grant shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable Federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of all domestic stock exchanges on which the Company's shares may be listed.  The Company may rely on an opinion of its counsel as to such compliance.  Any share certificate issued to evidence Common Stock for which a Grant is exercised or an Award is issued may bear such legends and statements as the Board may deem advisable to assure compliance with Federal and state laws and regulations.  No Grant shall be exercisable, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

Article XIII

GENERAL PROVISIONS

13.01

Effect on Employment.  Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary or in any way affect any right and power of the Company or a Subsidiary to terminate the employment of any employee at any time with or without assigning a reason therefor.

13.02

Unfunded Plan.  The Plan, insofar as it provides for a Grant or an award of Phantom Stock, is not required to be funded, and the Company shall not be required to segregate any assets that may at any time be represented by a Grant or an award of Phantom Stock under this Plan.

13.03

Change of Control.  At the discretion of the Board, a Participant's interest in Restricted Stock or phantom Stock may be made nonforfeitable and transferable as of a Change of Control Date.  The Board may also provide in an Agreement that a Participant may elect, by written notice to the Company within 60 days after a Change of Control Date, to receive, in exchange for shares that were Restricted Stock or Phantom Stock immediately before the Change of Control Date, a cash payment equal to the Fair Market Value of the shares surrendered on the last business day the Common Stock is traded on the Nasdaq Stock Market prior to receipt by the Company of such written notice.  Notwithstanding any other provision in this Plan to the contrary, unless the Board provides otherwise in an Agreement, a Grant may be exercised immediately in full upon a Change of Control.

13.04

Rules of Construction.  Headings are given to the articles and sections of this Plan for ease of reference.  The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

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13.05

Amendment.  The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if the amendment (i) materially increases the aggregate number of shares that may be issued pursuant to Options and Common Stock and Restricted Stock awards, (ii) materially increases the benefits to Participants under the Plan, or (iii)-materially changes the class of employees eligible to become Participants.  No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Grant or Award outstanding at the time such amendment is made, except such an amendment made to cause the Plan to qualify for the Rule 16b-3 exemption.  No amendment shall be made if it would disqualify the Plan from the exemption provided by Rule 16b.  The Board may amend the terms of any Grant or Award theretofore issued under this Plan, prospectively or retrospectively, and include in such amendment the right of the Board to pay a Participant cash in lieu of shares of Common Stock upon the termination (by exercise or otherwise) of an Option, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan, or Grant or Award, to qualify for the exemption provided by Rule 16b-.

13.6

Duration of Plan.  No Grant or Award may be issued under this Plan before April 1, 2000, or after March 31, 2010; provided, however, a Grant of a Reload Option may be issued after June 30, 2001, upon the exercise of an Original option as provided in Section 4.03 hereof.

13.07

Shareholder Approval.  This Plan has been approved by the Board of Directors of the Company and shall be effective as of March 1, 2000 subject, however, to approval by the shareholders of the Company entitled to vote at the 2000 Annual Meeting of Shareholders.

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